Investor Relations Presentation Plano, Texas March 14, 2017 Exhibit 99.1

Safe Harbor Statement Page Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s first quarter 2017 business outlook as of March 14, 2017, which include the following: expect revenue to range between $220 million and $240 million, or down 5.2 to up 3.4 percent sequentially, reflecting typical seasonality as well as a one-month impact from the KFAB fire; expect GAAP and non-GAAP gross margin to be 28.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expense adjusted for retention costs and amortization of acquisition-related intangible assets, are expected to be approximately 25.0 percent of revenue, plus or minus 1 percent; expect other expense to be approximately 4.3 million, which includes 1.5 million of KFAB cleanup and repair costs; expect income tax rate to be 29 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the first quarter are anticipated to be approximately 50.4 million; purchase accounting adjustments for Pericom and previous acquisitions of $4.2 million after tax are not included in these non-GAAP estimates; KFAB facility will cease operations late in third quarter 2017 with production moved to other Diodes’ wafer fabs and external foundries and the premises vacated by November 15, 2017; pre-tax closure costs related to KFAB are expected to be $10 million to $12 million in 2017 with approximately $1.1 million in first quarter 2017; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized; Diodes’ business and growth strategy; the introduction and market reception to new product announcements; fluctuations in product demand and supply; prospects for the global economy; continued introduction of new products; Diodes’ ability to maintain customer and vendor relationships; technological advancements; impact of competitive products and pricing; growth in targeted markets; successful integration of acquired companies and/or assets; Diodes’ ability to successfully make additional acquisitions; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates and joint venture prospects; unfavorable currency exchange rates; availability of tax credits; Diodes’ ability to maintain its current growth strategy or continue to maintain its current performance and loadings in manufacturing facilities; our future guidance may be incorrect; the global economic weakness may be more severe or last longer than Diodes currently anticipate; breaches of our information technology systems; and other information, including the “Risk Factors,” detailed from time to time in filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on February 14, 2017 titled, “Diodes Incorporated Reports Fourth Quarter and Fiscal 2016 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Management Representative Page Dr. Keh-Shew Lu President and CEO Diodes Incorporated Since 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Company Representative Page Laura Mehrl Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the consumer, computing, communications, Industrial and automotive segments. About Diodes Incorporated

Business Objective To consistently achieve above-market profitable growth, utilizing our innovative and cost-effective packaging and silicon technology, suited for high volume, high growth markets by leveraging process expertise and design excellence to deliver high quality semiconductor products. Page

2016 Total Semiconductor Market ($339 bn) Significant Market Opportunity Page $143 bn $32 bn $77 bn $48 bn $20 bn Diodes’ SAM: $10 - $12 bn Diodes’ SAM: $20 - $22 bn Opto $19 bn Std Logic Analog Discrete Micro/Special Memory Diodes’ SAM: $1 - $3 bn

Diodes Growth Strategy Page Many Paths for Growth: Product Portfolio Product arena Product line expansion Performance enhancement Application Space Targeted end equipment Broad customer base Increased product coverage Packaging Breadth Broad packaging portfolio Increased power density Small form factor

SKY Rectifiers MOSFETs Bipolar LDO DC-DC (Asynchronous) AC-DC (Secondary side controllers) LED Drivers (DC Input) Performance Enhancement Page Diodes’ product upgrade has expanded our SAM. SBR® (Super Barrier Rectifiers) (Vb < 400v) DIOFETTM (SKY Integrated, Low RDS(on)) CMOS LDO (Low power) DC-DC (Asynchronous, high current) AC-DC (Primary side controllers, Secondary side controllers) LED Drivers (AC Input) Trench SBR® (Vb < 400v) IntelliFET (Self-protected) Low Noise LDO DC-DC (Synchronous, with low & high current) AC-DC (Quick Charging Controller solutions) LED Drivers (Full-Voltage Range, Triac-Dimmable/Non-Dimmable)

Efficiency, Functionality and Control for Smartphones Page LED Backlighting LED Drivers Boost Converters Schottky Diodes LCD / OLED Display Bias LCD Bias ICs OLED Bias ICs Schottky Diodes LED Flash Module Camera Flash Drivers ZXMN series MOSFETs Keypad Backlighting LED Drivers Boost Converters Schottky Diodes System Voltage Conversion Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation Bipolar Transistors GPS Antenna Detection Current Monitors Battery Power Management USB Power Switches Current Monitors Charger ICs Low-Saturation Bipolar Transistors ZXMP series MOSFETs RF Power Amplifier Low Dropout Regulators Audio Amplifier Class D Amplifier System Interface USB Power Switches Zener and TVS Arrays

Page Strong Relationships Drive LCD/LED TV Product Roadmaps LCD Display Buffer 40V High-gain BJT System Power Conversion Low Dropout Regulators DC-DC Converters Voltage References Synchronous MOSFET Controllers 40V/100V SBR and Schottkys Bridge Rectifier Diodes LCD LED Backlighting Current Monitors 400V High-gain NPN BJT 60V/100V High-gain NPN BJT 60V/100V N-channel MOSFETS CCFL Backlighting 30V Low On-resistance MOSFETs System Interface USB Power Switches Zener and TVS Arrays System Power Management Buck DC-DC Converters Low Dropout Regulators 20V/30V/40V SBR® and Schottkys 30V P-Channel MOSFETs 30V Low-saturation PNP BJT Antenna Tuner DC-DC Converters 40V Schottkys Audio Amplifier Buck DC-DC Converters Schottky Diodes SBR Class D Amplifier

Page Product Breadth and Performance for Computing Platforms LCD / LED Backlighting LED Drivers Boost Converters Schottky Diodes Battery Power Management Current Monitors Load Switches Low-Saturation BJT ZXMP series MOSFETs System Voltage Conversion Low Dropout Regulators DC-DC Converters Schottky Diodes Low-Saturation BJT Open / Close Detection Hall Effect Sensors Hall Effect Drivers System Power Management Buck DC-DC Converters Low Dropout Regulators Super Barrier Rectifiers Schottky Diodes P-Channel MOSFETs Low-Saturation BJT System Interface USB Power Switches Zener and TVS Arrays Audio Amplifier Buck DC-DC Converters Schottky Diodes Super Barrier Rectifiers Class D Amplifier Wireless Connectivity DC-DC Converters Low Dropout Regulators

Page Automotive Networking ESD Protection TVS Protection Seat Control Module Hall Sensor SBR IntelliFET® Voltage Reference Body Control Module Bipolar Transistors Shunt Regulator Voltage Reference IntelliFET MOSFETs Hall Sensor Braking Control Unit Voltage Reference IntelliFETs MOSFETs Hall Sensor Powertrain MOSFET Hall Sensor Super Barrier Rectifier® (SBR) Daytime Running Lights LED Drivers Schottky Diodes MOSFETs Bipolar Transistors Interior Light LED Drivers Schottky Diodes MOSFETs Bipolar Transistors SBR and IntelliFET are registered trademarks of Diodes Incorporated Automotive Quality for Demanding Automotive Applications

Page Power and Signal Management for the Broad Industrial Market Power Management AC-DC Converters DC-DC Converters LDO Regulators HV Regulators Shunt Regulators Gate Drivers Synchronous Rectifiers HV Rectifiers and Bridges SBRs HV Switches Signal Conditioning Op Amps Comparators Linear Hall Voltage Reference Logic Current Monitors ESD Protection TVS Protection Illumination LED Drivers Synchronous Rectifiers HV Rectifiers and Bridges SBRs HV Switches MOSFETs System Protection Hall Sensors ESD Protection TVS Protection Motor Control Hall Sensors Motor Control/Drivers MOSFETs H-Bridges SBR Gate Drivers Actuators/Drivers Hall Sensors Relay Drivers IntelliFET MOSFETs

Page Market Trend Complete Charger and Power Adapter Solution and Trend Primary Rectifiers Bridges Diodes Switches HV BJT PSR Controllers AP3775/6 Secondary Rectifiers Schottky Diodes SBR® Sync. Rectifiers Standby Power Cost System Efficiency New Technology PSR Accelerator AP434X

Discrete MOSFET TVS, SBR Analog & Power LDO USB Switch DCDC Converter LED Driver Logic & Std Linear Audio, Sensor High-Speed Serial Connectivity Connectivity Timing Signal Integrity Switching CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator DCDC Controller LDO Analog Switch TVS USB3 Re-Driver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSPCon LCD Panel Lan Switch TVS DP-to-VGA Converter Video Switch TVS TVS TVS HDMI Re-Driver SATA / PCIe Re-Driver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 Re-Driver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 Complete Platform Solutions: Notebooks Page

TSSOP-8/14/16L SOT89 SC59 SOT353/363 SOT143/SC82 SOT543/553 /563/666 SOT223 ~ 2015 SOT953/963 QSOP-16/20L TSOT23-5/6 DFN0603 PowerDI-5SP Power5060-8L ITO220AC-S DFN1114-3 DFN5060-4 Power3333-8L DFN0808-4 DFN0806-3 PD-123/323 PowerDI3030 MSOP-8/10L TO263-2/3/5L TO220-3L SOP-8/14/16L-EP MSOP-8/EP TO252-2/3/4/5L SOD523 SOD323/-F SOIC-14/16L TO220-5L ITO220S TO262AA QFN5050-32 SOP-8L QFN4040-20 PowerDi-5 SOT523 SOT25/26 PDI3333-8 (Stack die + Clip) DFN0604-3 2016 ~ TO252-4L(Auto) (Stack die+Al wire) SOD123 DFN0806-6 Packaging Focus: Miniaturization and Power Efficiency Page PM-III SOD923 D2PAK-7L DFN1212-4 (Flip Chip QFN) DFN1616-2 DFN1310H3-6 QFN3055-28 PD3020B-8 (Pre-mold) DFN2020F-8

Page Packaging Focus: Miniaturization and Power Efficiency Power Efficiency Miniaturization DDFN0402 Possibly the smallest Discrete semiconductor package. Compared to a TO252, the PowerDI®5 package delivers twice the power density from a 55% smaller footprint. PowerDI®5 TO252

Page Shanghai-based packaging with capacity approximately 30 billion units The new packaging facility in Chengdu has a potential capacity of 3X that of Shanghai Additional packaging facilities in Neuhaus, Germany and in Chengdu, China Two discrete fabs, two analog fabs in Kansas City, Missouri (5” and 6”), Oldham, United Kingdom (6”), and Shanghai (6”) respectively Bipolar, BiCMOS, CMOS & BCD process Strong engineering capabilities CapEx Model = 5% - 9% of Revenue Packaging Wafer Fabs Economies of Scale: Loading Percentage in Shanghai Efficient Manufacturing + Superior Processes

Collaborative Customer Relationships Page Quanta

Revenue Growth ( In millions ) ( Acquisition Years ) * * * * * Page +41% +3.6% -0.2% +7.7% +30.5% -4.7%

Revenue Profile – 4Q2016 By Channel By Region By End Market Page 8% 83% 9% Asia Pacific Europe North America 63% 37% Distribution OEM / EMS 20% 20% 24% 29% 7% Industrial Consumer Communications Automotive Computing

Page Summary of Year 2016 Revenue was $942.2 million, an increase of 11.0 percent over the $848.9 million in 2015; GAAP gross profit was a record $286.9 million as compared to $248.6 million in 2015; GAAP gross margin improved 120 base points to 30.5 percent from 29.3 percent in 2015; GAAP net income was $15.9 million, or $0.32 per diluted share, compared to $24.3 million, or $0.49 per diluted share in 2015; Non-GAAP adjusted net income was a $38.4 million, or $0.77 per diluted share, compared to $42.3 million, or $0.86 per diluted share in 2015; Excluding $9.1 million, net of tax, non-cash share-based compensation expense, both GAAP net income and non-GAAP adjusted net income would have increased by $0.18 per diluted share; and Achieved $124.7 million cash flow from operations and $66.2 millions free cash flow, including $58.5 million of capital expenditure or 6.2 percent of revenue. Net cash flow was $29.4 million, which includes the pay down of $36.4 million of long-term debt and $18 million for the share buyback.

Fourth Quarter 2016 Financial Performance Page In millions, except per share 4Q15 3Q16 4Q16 Revenue $214.4 $250.7 $232.1 Revenue Growth 8.3%   -7.4% Gross Profit (GAAP) $53.6 $80.6 $67.3 Gross Profit Margin % (GAAP) 25.0% 32.2% 29.0% Net Income (GAAP) - $4.8 $10.6 $1.3 Net Income (non-GAAP) $6.7 $15.1 $7.7 EPS (non-GAAP) $0.14 $0.30 $0.15 Cash Flow from Operations $21.4 $33.1 $49.8 EBITDA (non-GAAP) $16.6 $42.5 $29.2

Balance Sheet Page Dec 31, 2015 Cash $243 $218 $248 Short-term Investments $12 $65 $30 Inventory $182 $203 $193 Current Assets $676 $751 $733 Total Assets $1179 $1599 $1531 Long-term Debt $141 $454 $413 Total Liabilities $369 $756 $708 Total Equity $810 $843 $820 Dec 31, 2016 In millions Dec 31, 2014

Page Expect revenue to range between $220 million and $240 million, or down 5.2 to up 3.4 percent sequentially, reflecting typical seasonality as well as a one month impact from the KFAB fire; Expect gross margin to be 28.5 percent, plus or minus 1 percent; Non-GAAP operating expenses, which are GAAP operating expense adjusted for retention costs and amortization of acquisition-related intangible assets, are expected to be approximately 25.0 percent of revenue, plus or minus 1 percent; Expect other expense to be approximately $4.3 million which includes $1.5 million of KFAB cleanup and repair cost; Expect income tax rate to be 29 percent, plus or minus 3 percent, and shares used to calculate diluted EPS for the first quarter are anticipated to be approximately $50.4 million; Purchase accounting adjustments for Pericom and previous acquisitions of $4.2 million after tax are not included in these non-GAAP estimates. Diodes’ KFAB facility will cease operations late in the third quarter 2017 with production moved to other Diodes’ wafer fabs and external foundries and the premises vacated by November 15, 2017. The pre-tax closure costs are expected to be $10 million to $12 million in 2017 with approximately $1.1 million in first quarter 2017. These shutdown costs have not been included in the above estimates.   1Q 2017 Business Outlook

2 1 5 3 Kansas City, MO Wafer Fab Shanghai, China Packaging Neuhaus, Germany Packaging Oldham, UK Wafer Fab 4 Chengdu, China Packaging 1 Shanghai, China Wafer Fab Global Manufacturing Infrastructure 1 1 6 Jinan, China Crystal Fab, Packaging 2 Jhongli, Taiwan Oscillator Module Packaging Page

Diodes Strategy: Profitable Growth Page

Thank you Company Contact: Diodes Incorporated Laura Mehrl Director of Investor Relations P: 972-987-3959 E: laura_mehrl@diodes.com Investor Relations Contact: Shelton Group Leanne K. Sievers EVP, Investor Relations P: 949-224-3874 E: lsievers@diodes.com www.diodes.com Diodes was named one of the 10 Best Stocks of the Past 20 Years March 2012